Exhibit 99.2

As previously disclosed on a Current Report on Form 8-K, on August 1, 2023, Mativ Holdings, Inc. (the “Company”) entered into a final, binding and irrevocable offer letter (the “Offer Letter”) with Evergreen Hill Enterprise Pte. Ltd., an affiliate of PT Bukit Muria Jaya (“Buyer”) pursuant to which Buyer made a binding offer (the “Offer”) to acquire the Company’s Engineered Papers business (the “EP Divestiture”). The Company accepted Buyer’s Offer and countersigned the Purchase Agreement, dated as of August 1, 2023 (the “Purchase Agreement”), with respect to the EP Divestiture on October 4, 2023. On November 30, 2023 and pursuant to the Purchase Agreement, the Buyer acquired the Company’s Engineered Papers business. The gross purchase price was $620 million in cash, subject to certain customary adjustments as set forth in the Purchase Agreement.

Supplemental Comparable Financial Information

Due to the significance of the EP Divestiture which is accounted for as discontinued operations, the Company is providing the supplemental financial information set forth in the attached schedules to enhance its shareholders’ ability to evaluate the Company’s performance from continuing operations on a comparable basis. The purpose of the supplemental financial information provided in the attached schedules is to reflect the impact of the EP Divestiture as discontinued operations and to present certain non-GAAP financial measures quarterly on a comparable basis beginning with the first quarter of 2022. The Company previously filed a Current Report on Form 8-K on December 22, 2022 to provide supplemental combined legacy financial information to reflect the changes to the Company’s reportable segments following the closing of the merger with Neenah, Inc. (“Neenah”). The quarters ended March 31, 2022 and June 30, 2022 included in the attached schedules also reflect the adjustments for the Neenah merger previously reported on the December 22, 2022 Current Report on Form 8-K.

The supplemental financial information in the attached schedules is not necessarily indicative of the operating results of the Company had the EP Divestiture and the Neenah merger been completed at the beginning of or prior to the periods presented or of the operating results of the Company in the future. The supplemental financial information is not pro forma information prepared in accordance with Article 11 of Regulation S-X of the SEC, and the preparation of information in accordance with Article 11 would result in a different presentation. Pro forma financial information prepared pursuant to Article 11, including unaudited pro forma condensed consolidated statements of operations for the Company for the nine months ended September 30, 2023, as well as the years ended December 31, 2022, 2021, and 2020, and an unaudited pro forma condensed consolidated balance sheet as of September 30, 2023, in each case giving effect to the EP Divestiture, is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed on December 6, 2023.

Non-GAAP Financial Measures

Certain financial measures and comments contained herein exclude restructuring, impairment and other expenses, certain purchase accounting adjustments related to the Advanced Technical Materials and Fiber-Based Solutions segment acquisitions, acquisition/merger and integration related costs, stock-based compensation, and depreciation and amortization. Financial measures which exclude or include these items have not been determined in accordance with accounting principles generally accepted in the United States (“GAAP”) and are therefore “non-GAAP” financial measures. Reconciliations of these non-GAAP financial measures to the most closely analogous measure determined in accordance with GAAP for the quarters ended March 31, 2022 and June 30, 2022, are included in the financial schedules attached hereto.

The Company believes the presentation of non-GAAP financial measures in addition to the related GAAP measures provides investors with greater transparency on the information used by the Company’s management in its financial and operational decision-making. Management also believes the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company’s financial and operational performance in the same way that management evaluates the Company’s financial performance. Management believes providing this information enables investors to better understand the Company’s operating performance and financial condition. These non-GAAP financial measures are not calculated or presented in accordance with, and are not intended to be considered in isolation or as alternatives or substitutes for, or superior to, financial measures prepared and presented in accordance with GAAP, and should be read only in conjunction with the Company’s financial measures prepared and presented in accordance with GAAP. The non-GAAP financial measures used in this release may be different from the measures used by other companies.

Reconciliation of Combined Continuing Operations for Comparability

Purposes (in millions) (Unaudited)

	Three Months Ended				Twelve Months Ended	Three Months Ended

	Mativ Continuing Operations for Comparison
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Advanced Technical Materials (ATM) (1)
Net Sales	$439.6	$469.4	$426.1	$409.1	$1,744.2	$434.3	$419.8	$393.8
GAAP Operating profit	24.1	48.2	31.5	27.6	131.4	37.6	35.1	(378.8)
Amortization of intangibles and other purchase accounting adjustments	13.2	13.1	16.1	18.1	60.5	7.0	14.4	14.5
Restructuring, impairment and other expenses	13.8	3.2	2.2	3.1	22.3	0.7	0.8	409.7
Acquisition/Merger and integration costs	0.2	0.3	—	—	0.5	—	—	—

Adjusted Operating Profit(3)	$51.3	$64.8	$49.8	$48.8	$214.7	$45.3	$50.3	$45.4
Adjusted Operating Profit Margin	11.7%	13.8%	11.7%	11.9%	12.3%	10.4%	12.0%	11.5%
Depreciation and Stock-based compensation(4)	12.2	11.9	12.4	12.8	49.3	13.5	12.8	13.3

Adjusted EBITDA (5)	$63.5	$76.7	$62.2	$61.6	$264.0	$58.8	$63.1	$58.7

Adjusted EBITDA Margin	14.4%	16.3%	14.6%	15.1%	15.1%	13.5%	15.0%	14.9%
Fiber-Based Solutions (FBS) (1) (2)
Net Sales	$118.1	$125.5	$125.4	$115.3	$484.3	$114.6	$106.7	$104.4
GAAP Operating profit	13.0	14.9	10.3	5.8	44.0	(5.3)	8.7	(4.4)
Amortization of intangibles and other purchase accounting adjustments	0.3	0.3	8.6	7.7	16.9	8.9	1.0	1.1
Restructuring, impairment and other expenses	0.3	1.1	0.1	(0.4)	1.1	0.1	—	10.3
Acquisition/Merger and integration costs	—	—	(0.1)	—	(0.1)	—	—
Divestiture costs	—	—	—	—	—	—	—	0.1
Other	0.1	—	—	—	0.1	—	—	—

Adjusted Operating Profit(3)	$13.7	$16.3	$18.9	$13.1	$62.0	$3.7	$9.7	$7.1
Adjusted Operating Profit Margin	11.6%	13.0%	15.1%	11.4%	12.8%	3.2%	9.1%	6.8%
Depreciation and Stock-based compensation(4)	3.0	3.0	6.9	7.0	19.9	7.9	7.6	7.7

Adjusted EBITDA(5)	$16.7	$19.3	$25.8	$20.1	$81.9	$11.6	$17.3	$14.8

Adjusted EBITDA Margin	14.1%	15.4%	20.6%	17.4%	16.9%	10.1%	16.2%	14.2%
Corporate Unallocated
GAAP Operating Loss	$(41.0)	$(41.9)	$(73.2)	$(31.4)	$(187.5)	$(34.5)	$(33.4)	$(36.7)
Restructuring, impairment and other expenses	—	—	5.2	0.4	5.6	—	1.1
Acquisition/Merger and integration costs	12.2	11.9	46.8	8.5	79.4	10.4	9.1	9.2
Divestiture costs	—	—	—	—	—	—	—	5.2
Financing fees (6)	—	—	—	—	—	—	—	2.4
Other	0.5	—	—	—	0.5	—	—	—

Adjusted Operating Loss(3)	$(28.3)	$(30.0)	$(21.2)	$(22.5)	$(102.0)	$(24.1)	$(23.2)	$(19.9)
% of total sales	(5.1)%	(5.0)%	(3.8)%	(4.3)%	(4.6)%	(4.4)%	(4.4)%	(4.0)%
Depreciation and Stock-based compensation(4)	4.9	3.7	3.0	3.1	14.7	2.6	1.8	1.8

Adjusted EBITDA(5)	$(23.4)	$(26.3)	$(18.2)	$(19.4)	$(87.3)	$(21.5)	$(21.4)	$(18.1)

% of total Net Sales	(4.2)%	(4.4)%	(3.3)%	(3.7)%	(3.9)%	(3.9)%	(4.1)%	(3.6)%

Reconciliation of Combined Continuing Operations for Comparability

Purposes (in millions) (Unaudited)

	Three Months Ended				Twelve Months Ended	Three Months Ended

	Mativ Continuing Operations for Comparison
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Consolidated
Net Sales	$557.7	$594.9	$551.5	$524.4	$2,228.5	$548.9	$526.5	$498.2
GAAP Operating Profit (Loss)	(3.9)	21.2	(31.4)	2.0	(12.1)	(2.2)	10.4	(419.9)
Amortization of intangibles and other purchase accounting adjustments	13.5	13.4	24.7	25.8	77.4	15.9	15.4	15.6
Restructuring, impairment and other expenses	14.1	4.3	7.5	3.1	29.0	0.8	1.9	420.0
Acquisition/Merger and integration costs	12.4	12.2	46.7	8.5	79.8	10.4	9.1	9.2
Divestiture costs								5.3
Financing fees (6)	—	—	—	—	—	—	—	2.4
Other	0.6	—	—	—	0.6	—	—	—

Adjusted Operating Profit(3)	$36.7	$51.1	$47.5	$39.4	$174.7	$24.9	$36.8	32.6
Adjusted Operating Profit Margin	6.6%	8.6%	8.6%	7.5%	7.8%	4.5%	7.0%	6.5%
Depreciation and Stock-based compensation(4)	20.1	18.6	22.3	22.9	83.9	24.0	22.2	22.8

Adjusted EBITDA(5)	$56.8	$69.7	$69.8	$62.3	$258.6	$48.9	$59.0	$55.4

Adjusted EBITDA Margin	10.2%	11.7%	12.7%	11.9%	11.6%	8.9%	11.2%	11.1%

(1)

Effective with the merger, certain assets/net sales were reclassified out of ATM and into FBS, and to conform with legacy SWM accounting practices certain of legacy Neenah operating expenses were reclassified out of the ATM and FBS operating segments and moved to Corporate Unallocated. In addition, certain legacy Neenah Corporate Unallocated operating expenses were reclassified out of GAAP Operating Profit and moved to Other income, net to conform with legacy SWM accounting practices.

(2)

On November 30, 2023, the company sold the Engineered Papers (EP) business. The sale of the EP business was accounted for as discontinued operations which requires retrospective presentation of continuing operations for all periods presented. The adjustments remove the results of the discontinued EP business from each line within the tables contained in this filing.

(3)

Effective with the merger, legacy Neenah’s definition of Adjusted Operating Profit, a non-GAAP financial measure, was conformed to legacy SWM’s Adjusted Operating Profit definition which includes an add-back for amortization of intangible assets and other purchase accounting adjustments.

(4)	Depreciation and stock-based compensation excludes stock-based compensation included in acquisition/merger and integration costs.
(5)

Effective with the merger, legacy SWM’s definition of EBITDA, a non-GAAP financial measure, was conformed to legacy Neenah’s EBITDA definition which includes an add-back for stock-based compensation. The revised EBITDA definition is more aligned with the terms of the Company’s Credit Agreement.

(6)	Financing fees incurred for the Receivables Sales Agreement for the three months ended September 30, 2023.

Reconciliation of Combined Continuing Operations for Comparability

Purposes (in millions) (Unaudited)

	Three Months Ended
	March 31, 2022
	Legacy Neenah		Legacy SWM		Mativ
	(As reported)	(Adjust for reclassifications) (1)	(As reported)	(Adjust for sale of Engineered Papers (EP) business) (2)	(Combined Continuing Operations for comparison purposes)
Advanced Technical Materials (ATM) (3)
Net Sales	$185.6	$(18.9)	$272.9	$—	$439.6
GAAP Operating Profit	12.1	1.7	10.3	—	24.1
Amortization of intangibles and other purchase accounting adjustments	2.2	(0.1)	11.1	—	13.2
Restructuring, impairment and other expenses	0.6	—	13.2	—	13.8
Acquisition/Merger and integration costs	0.2	—	—	—	0.2

Adjusted Operating Profit	$15.1	$1.6	$34.6	$—	$51.3
Adjusted Operating Profit Margin	8.1%	N/A	12.7%	N/A	11.7%
Depreciation and Stock-based compensation(4)	5.1	(0.7)	7.8	—	12.2

Adjusted EBITDA (5)	$20.2	$0.9	$42.4	$—	$63.5

Adjusted EBITDA Margin	10.9%	N/A	15.5%	N/A	14.4%
Fiber-Based Solutions(FBS) (3)(6)
Net Sales	$99.2	$18.9	$133.9	$(133.9)	$118.1
GAAP Operating Profit	11.9	1.1	26.0	(26.0)	13.0
Amortization of intangibles and other purchase accounting adjustments	0.2	0.1	—	—	0.3
Restructuring, impairment and other expenses	—	—	0.3	—	0.3
Other	0.1	—	—	—	0.1

Adjusted Operating Profit	$12.2	$1.2	$26.3	$(26.0)	$13.7
Adjusted Operating Profit Margin	12.3%	N/A	19.6%	N/A	11.6%
Depreciation and Stock-based compensation(4)	2.3	0.7	5.3	(5.3)	3.0

Adjusted EBITDA(5)	$14.5	$1.9	$31.6	$(31.3)	$16.7

Adjusted EBITDA Margin	14.6%	N/A	23.6%	N/A	14.1%
Corporate Unallocated (6)
GAAP Operating Loss	$(11.8)	$(3.5)	$(25.7)	$—	$(41.0)
Acquisition/Merger and integration costs	5.1	—	7.1	—	12.2
Other	0.5	—	—		0.5

Adjusted Operating Loss	$(6.2)	$(3.5)	$(18.6)	$—	$(28.3)
% of total sales	(2.2)%	N/A	(4.6)%	N/A	(5.1)%
Depreciation and Stock-based compensation(4)	1.8	—	3.1	—	4.9

Adjusted EBITDA(5)	$(4.4)	$(3.5)	$(15.5)	$—	$(23.4)

% of total Net Sales	(1.5)%	N/A	(3.8)%	N/A	(4.2)%

Reconciliation of Combined Continuing Operations for Comparability

Purposes (in millions) (Unaudited)

	Three Months Ended
	March 31, 2022
	Legacy Neenah		Legacy SWM		Mativ
	(As reported)	(Adjust for reclassifications) (1)	(As reported)	(Adjust for sale of Engineered Papers (EP) business) (2)	(Combined Continuing Operations for comparison purposes)
Consolidated
Net Sales	$284.8	$—	$406.8	$(133.9)	$557.7
GAAP Operating Profit (Loss)	12.2	(0.7)	10.6	(26.0)	(3.9)
Amortization of intangibles and other purchase accounting adjustments	2.4	—	11.1	—	13.5
Restructuring, impairment and other expenses	0.6	—	13.5	—	14.1
Acquisition/Merger and integration costs	5.3	—	7.1	—	12.4
Other	0.6	—	—	—	0.6

Adjusted Operating Profit (Loss)	$21.1	$(0.7)	$42.3	$(26.0)	$36.7
Adjusted Operating Profit Margin	7.4%	N/A	10.4%	N/A	6.6%
Depreciation and Stock-based compensation(4)	9.2	—	16.2	(5.3)	20.1

Adjusted EBITDA(5)	$30.3	$(0.7)	$58.5	$(31.3)	$56.8

Adjusted EBITDA Margin	10.6%	N/A	14.4%	N/A	10.2%

(1)

Effective with the merger, certain assets/net sales were reclassified out of ATM and into FBS, and to conform with legacy SWM accounting practices certain of legacy Neenah operating expenses were reclassified out of the ATM and FBS operating segments and moved to Corporate Unallocated. In addition, certain legacy Neenah Corporate Unallocated operating expenses were reclassified out of GAAP Operating Profit and moved to Other income, net to conform with legacy SWM accounting practices.

(2)

On November 30, 2023, the company completed the sale of its Engineered Papers (EP) business. The sale of the EP business was accounted for as discontinued operations which requires retrospective presentation of continuing operations for all periods presented. The adjustments remove the results of the discontinued EP business from each line within the tables contained in this filing.

(3)

Effective with the merger, legacy Neenah’s definition of Adjusted Operating Profit, a non-GAAP financial measure, was conformed to legacy SWM’s Adjusted Operating Profit definition which includes an add-back for amortization of intangible assets and other purchase accounting adjustments.

(4)	Depreciation and stock-based compensation excludes stock-based compensation included in acquisition/merger and integration costs.
(5)

Effective with the merger, legacy SWM’s definition of EBITDA, a non-GAAP financial measure, was conformed to legacy Neenah’s EBITDA definition which includes an add-back for stock-based compensation. The revised EBITDA definition is more aligned with the terms of the Company’s Credit Agreement.

(6)	GAAP Operating Profit and Depreciation and Stock-based compensation reflect reclassifications from Unallocated to FBS for certain costs related to the EP business.

Reconciliation of Combined Continuing Operations for Comparability

Purposes (in millions) (Unaudited)

	Three Months Ended
	June 30, 2022
	Legacy Neenah		Legacy SWM		Mativ
	(As reported)	(Adjust for reclassifications) (1)	(As reported)	(Adjust for sale of Engineered Papers (EP) business) (2)	(Combined Continuing Operations for comparison purposes)
Advanced Technical Materials (ATM) (3)
Net Sales	$198.5	$(17.2)	$288.1	$—	$469.4
GAAP Operating Profit	16.3	2.5	29.4	—	48.2
Amortization of intangibles and other purchase accounting adjustments	2.1	(0.1)	11.1	—	13.1
Restructuring, impairment and other expenses	2.1	—	1.1	—	3.2
Acquisition/Merger and integration costs	0.3	—	—	—	0.3

Adjusted Operating Profit	$20.8	$2.4	$41.6	$—	$64.8
Adjusted Operating Profit Margin	10.5%	N/A	14.4%	N/A	13.8%
Depreciation and Stock-based compensation(4)	5.0	(0.7)	7.6	—	11.9

Adjusted EBITDA (5)	$25.8	$1.7	$49.2	$—	$76.7

Adjusted EBITDA Margin	13.0%	N/A	17.1%	N/A	16.3%
Fiber-Based Solutions(FBS) (3)(6)
Net Sales	$108.3	$17.2	$138.3	$(138.3)	$125.5
GAAP Operating Profit	14.5	0.4	23.3	(23.3)	14.9
Amortization of intangibles and other purchase accounting adjustments	0.2	0.1	—	—	0.3
Restructuring, impairment and other expenses	—	—	(0.9)	2.0	1.1

Adjusted Operating Profit	$14.7	$0.5	$22.4	$(21.3)	$16.3
Adjusted Operating Profit Margin	13.6%	N/A	16.2%	N/A	13.0%
Depreciation and Stock-based compensation(4)	2.3	0.7	5.9	(5.9)	3.0

Adjusted EBITDA(5)	$17.0	$1.2	$28.3	$(27.2)	$19.3

Adjusted EBITDA Margin	15.7%	N/A	20.5%	N/A	15.4%
Corporate Unallocated (6)
GAAP Operating Loss	$(13.8)	$(3.2)	$(24.9)	$—	$(41.9)
Restructuring, impairment and other expenses	—		—	—	—
Acquisition/Merger and integration costs	5.4		6.5	—	11.9

Adjusted Operating Loss	$(8.4)	$(3.2)	$(18.4)	$—	$(30.0)
% of total sales	(2.7)%	N/A	(4.3)%	N/A	(5.0)%
Depreciation and Stock-based compensation(4)	1.8	—	1.9	—	3.7

Adjusted EBITDA(5)	$(6.6)	$(3.2)	$(16.5)	$—	$(26.3)

% of total Net Sales	(2.2)%	N/A	(3.9)%	N/A	(4.4)%

Reconciliation of Combined Continuing Operations for Comparability

Purposes (in millions) (Unaudited)

	Three Months Ended
	June 30, 2022
	Legacy Neenah		Legacy SWM		Mativ
	(As reported)	(Adjust for reclassifications) (1)	(As reported)	(Adjust for sale of Engineered Papers (EP) business) (2)	(Combined Continuing Operations for comparison purposes)
Consolidated
Net Sales	$306.8	$—	$426.4	$(138.3)	$594.9
GAAP Operating Profit (Loss)	17.0	(0.3)	27.8	(23.3)	21.2
Amortization of intangibles and other purchase accounting adjustments	2.3	—	11.1	—	13.4
Restructuring, impairment and other expenses	2.1	—	0.2	2.0	4.3
Acquisition/Merger and integration costs	5.7	—	6.5	—	12.2

Adjusted Operating Profit (Loss)	$27.1	$(0.3)	$45.6	$(21.3)	$51.1
Adjusted Operating Profit Margin	8.8%	N/A	10.7%	N/A	8.6%
Depreciation and Stock-based compensation(4)	9.1	—	15.4	(5.9)	18.6

Adjusted EBITDA(5)	$36.2	$(0.3)	$61.0	$(27.2)	$69.7

Adjusted EBITDA Margin	11.8%	N/A	14.3%	N/A	11.7%

(1)

Effective with the merger, certain assets/net sales were reclassified out of ATM and into FBS, and to conform with legacy SWM accounting practices certain of legacy Neenah operating expenses were reclassified out of the ATM and FBS operating segments and moved to Corporate Unallocated. In addition, certain legacy Neenah Corporate Unallocated operating expenses were reclassified out of GAAP Operating Profit and moved to Other income, net to conform with legacy SWM accounting practices.

(2)

On November 30, 2023, the company completed the sale of its Engineered Papers (EP) business. The sale of the EP business was accounted for as discontinued operations which requires retrospective presentation of continuing operations for all periods presented. The adjustments remove the results of the discontinued EP business from each line within the tables contained in this filing.

(3)

Effective with the merger, legacy Neenah’s definition of Adjusted Operating Profit, a non-GAAP financial measure, was conformed to legacy SWM’s Adjusted Operating Profit definition which includes an add-back for amortization of intangible assets and other purchase accounting adjustments.

(4)	Depreciation and stock-based compensation excludes stock-based compensation included in acquisition/merger and integration costs.
(5)

Effective with the merger, legacy SWM’s definition of EBITDA, a non-GAAP financial measure, was conformed to legacy Neenah’s EBITDA definition which includes an add-back for stock-based compensation. The revised EBITDA definition is more aligned with the terms of the Company’s Credit Agreement.

(6)	GAAP Operating Profit and Depreciation and Stock-based compensation reflect reclassifications from Unallocated to FBS for certain costs related to the EP business.

Reconciliation of Combined Continuing Operations for Comparability

Purposes (in millions) (Unaudited)

	Three Months Ended
	September 30, 2022
	Legacy Mativ		Mativ
	(As reported)	(Adjust for sale of Engineered Papers (EP) business) (1)	(Continuing Operations for comparison purposes)
Advanced Technical Materials (ATM)
Net Sales	$426.1	$—	$426.1
GAAP Operating Profit	31.5		31.5
Amortization of intangibles and other purchase accounting adjustments	16.1	—	16.1
Restructuring, impairment and other expenses	2.2	—	2.2

Adjusted Operating Profit	$49.8	$—	$49.8
Adjusted Operating Profit Margin	11.7%	N/A	11.7%
Depreciation and Stock-based compensation (2)	12.4	—	12.4

Adjusted EBITDA	$62.2	$—	$62.2

Adjusted EBITDA Margin	14.6%	N/A	14.6%
Fiber-Based Solutions (FBS)
Net Sales	$248.0	$(122.6)	$125.4
GAAP Operating Profit	27.8	(17.5)	10.3
Amortization of intangibles and other purchase accounting adjustments	8.6	—	8.6
Restructuring, impairment and other expenses	0.5	(0.4)	0.1
Acquisition/Merger and integration costs	—	(0.1)	(0.1)

Adjusted Operating Profit	$36.9	$(18.0)	$18.9
Adjusted Operating Profit Margin	14.9%	N/A	15.1%
Depreciation and Stock-based compensation (2)	12.1	(5.2)	6.9

Adjusted EBITDA	$49.0	$(23.2)	$25.8

Adjusted EBITDA Margin	19.8%	N/A	20.6%
Corporate Unallocated
GAAP Operating Loss	$(73.2)	—	$(73.2)
Restructuring, impairment and other expenses	5.2	—	5.2
Acquisition/Merger and integration costs	46.8	—	46.8

Adjusted Operating Loss	$(21.2)	$—	$(21.2)
% of total sales	(3.1)%	N/A	(3.8)%
Depreciation and Stock-based compensation (2)	3.0		3.0

Adjusted EBITDA	$(18.2)	$—	$(18.2)

% of total Net Sales	(2.7)%	N/A	(3.3)%
Consolidated
Net Sales	$674.1	$(122.6)	$551.5
GAAP Operating Loss	(13.9)	(17.5)	(31.4)
Amortization of intangibles and other purchase accounting adjustments	24.7	—	24.7
Restructuring, impairment and other expenses	7.9	(0.4)	7.5
Acquisition/Merger and integration costs	46.8	(0.1)	46.7

Adjusted Operating Profit	$65.5	$(18.0)	$47.5
Adjusted Operating Profit Margin	9.7%	N/A	8.6%
Depreciation and Stock-based compensation (2)	27.5	(5.2)	22.3

Adjusted EBITDA	$93.0	$(23.2)	$69.8

Adjusted EBITDA Margin	13.8%	N/A	12.7%

(1)

On November 30, 2023, the company completed the sale of its Engineered Papers (EP) business. The sale of the EP business was accounted for as discontinued operations which requires retrospective presentation of continuing operations for all periods presented. The adjustments remove the results of the discontinued EP business from each line within the tables contained in this filing.

(2)	Depreciation and stock-based compensation excludes stock-based compensation included in acquisition/merger and integration costs.

Reconciliation of Combined Continuing Operations for Comparability

Purposes (in millions) (Unaudited)

	Three Months Ended
	December 31, 2022
	Legacy Mativ		Mativ
	(As reported)	(Adjust for sale of Engineered Papers (EP) business) (1)	(Continuing Operations for comparison purposes)
Advanced Technical Materials (ATM)
Net Sales	$409.1	$—	$409.1
GAAP Operating Profit	27.6	—	27.6
Amortization of intangibles and other purchase accounting adjustments	18.1	—	18.1
Restructuring, impairment and other expenses	3.1	—	3.1

Adjusted Operating Profit	$48.8	$—	$48.8
Adjusted Operating Profit Margin	11.9%	N/A	11.9%
Depreciation and Stock-based compensation (2)	12.8		12.8

Adjusted EBITDA	$61.6	$—	$61.6

Adjusted EBITDA Margin	15.1%	N/A	15.1%
Fiber-Based Solutions (FBS)
Net Sales	$251.0	$(135.7)	$115.3
GAAP Operating Profit	30.7	(24.9)	5.8
Amortization of intangibles and other purchase accounting adjustments	7.7	—	7.7
Restructuring, impairment and other expenses	(0.4)	—	(0.4)

Adjusted Operating Profit	$38.0	$(24.9)	$13.1
Adjusted Operating Profit Margin	15.1%	N/A	11.4%
Depreciation and Stock-based compensation (2)	12.2	(5.2)	7.0

Adjusted EBITDA	$50.2	$(30.1)	$20.1

Adjusted EBITDA Margin	20.0%	N/A	17.4%
Corporate Unallocated
GAAP Operating Loss	$(31.4)	—	$(31.4)
Restructuring, impairment and other expenses	0.4	—	0.4
Acquisition/Merger and integration costs	8.5	—	8.5

Adjusted Operating Loss	$(22.5)	$—	$(22.5)
% of total sales	(3.4)%	N/A	(4.3)%
Depreciation and Stock-based compensation (2)	3.1		3.1

Adjusted EBITDA	$(19.4)	$—	$(19.4)

% of total Net Sales	(2.9)%	N/A	(3.7)%
Consolidated
Net Sales	$660.1	$(135.7)	$524.4
GAAP Operating Profit	26.9	(24.9)	2.0
Amortization of intangibles and other purchase accounting adjustments	25.8	—	25.8
Restructuring, impairment and other expenses	3.1	—	3.1
Acquisition/Merger and integration costs	8.5	—	8.5

Adjusted Operating Profit	$64.3	$(24.9)	$39.4
Adjusted Operating Profit Margin	9.7%	N/A	7.5%
Depreciation and Stock-based compensation (2)	28.1	(5.2)	22.9

Adjusted EBITDA	$92.4	$(30.1)	$62.3

Adjusted EBITDA Margin	14.0%	N/A	11.9%

(1)

On November 30, 2023, the company completed the sale of its Engineered Papers (EP) business. The sale of the EP business was accounted for as discontinued operations which requires retrospective presentation of continuing operations for all periods presented. The adjustments remove the results of the discontinued EP business from each line within the tables contained in this filing.

(2)	Depreciation and stock-based compensation excludes stock-based compensation included in acquisition/merger and integration costs.

Reconciliation of Combined Continuing Operations for Comparability

Purposes (in millions) (Unaudited)

	March 31, 2023
	Legacy Mativ		Mativ
	(As reported)	(Adjust for sale of Engineered Papers (EP) business) (1)	(Continuing Operations for comparison purposes)
Advanced Technical Materials (ATM)
Net Sales	$434.3	$—	$434.3
GAAP Operating Profit	37.6	—	37.6
Amortization of intangibles and other purchase accounting adjustments	7.0	—	7.0
Restructuring, impairment and other expenses	0.7	—	0.7

Adjusted Operating Profit	$45.3	$—	$45.3
Adjusted Operating Profit Margin	10.4%	N/A	10.4%
Depreciation and Stock-based compensation(2)	13.5	—	13.5

Adjusted EBITDA	$58.8	$—	$58.8

Adjusted EBITDA Margin	13.5%	N/A	13.5%
Fiber-Based Solutions (FBS)
Net Sales	$244.7	$(130.1)	$114.6
GAAP Operating Profit	6.2	(11.5)	(5.3)
Amortization of intangibles and other purchase accounting adjustments	8.9	—	8.9
Restructuring, impairment and other expenses	0.1	—	0.1

Adjusted Operating Profit	$15.2	$(11.5)	$3.7
Adjusted Operating Profit Margin	6.2%	N/A	3.2%
Depreciation and Stock-based compensation(2)	13.2	(5.3)	7.9

Adjusted EBITDA	$28.4	$(16.8)	$11.6

Adjusted EBITDA Margin	11.6%	N/A	10.1%
Corporate Unallocated
GAAP Operating Loss	$(34.5)	$—	$(34.5)
Acquisition/Merger and integration costs	10.4	—	10.4

Adjusted Operating Loss	$(24.1)	$—	$(24.1)
% of total sales	(3.5)%	N/A	(4.4)%
Depreciation and Stock-based compensation(2)	2.6		2.6

Adjusted EBITDA	$(21.5)	$—	$(21.5)

% of total Net Sales	(3.2)%	N/A	(3.9)%
Consolidated
Net Sales	$679.0	$(130.1)	$548.9
GAAP Operating Profit	9.3	(11.5)	(2.2)
Amortization of intangibles and other purchase accounting adjustments	15.9	—	15.9
Restructuring, impairment and other expenses	0.8	—	0.8
Acquisition/Merger and integration costs	10.4	—	10.4

Adjusted Operating Profit	$36.4	$(11.5)	$24.9
Adjusted Operating Profit Margin	5.4%	N/A	4.5%
Depreciation and Stock-based compensation(2)	29.3	(5.3)	24.0

Adjusted EBITDA	$65.7	$(16.8)	$48.9

Adjusted EBITDA Margin	9.7%	N/A	8.9%

(1)

On November 30, 2023, the company sold the Engineered Papers (EP) business. The sale of the EP business was accounted for as discontinued operations which requires retrospective presentation of continuing operations for all periods presented. The adjustments remove the results of the discontinued EP business from each line within the tables contained in this filing.

(2)	Depreciation and stock-based compensation excludes stock-based compensation included in acquisition/merger and integration costs.

Reconciliation of Continuing Operations for Comparability

Purposes (in millions) (Unaudited)

	June 30, 2023
	Legacy Mativ		Mativ
	(As reported)	(Adjust for sale of Engineered Papers (EP) business) (¹)	(Continuing Operations for comparison purposes)
Advanced Technical Materials (ATM)
Net Sales	$419.8	$—	$419.8
GAAP Operating Profit	35.1	—	35.1
Amortization of intangibles and other purchase accounting adjustments	14.4	—	14.4
Restructuring, impairment and other expenses	0.8	—	0.8

Adjusted Operating Profit	$50.3	$—	$50.3
Adjusted Operating Profit Margin	12.0%	N/A	12.0%
Depreciation and Stock-based compensation(2)	12.8	—	12.8

Adjusted EBITDA	$63.1	$—	$63.1

Adjusted EBITDA Margin	15.0%	N/A	15.0%
Fiber-Based Solutions (FBS)
Net Sales	$248.5	$(141.8)	$106.7
GAAP Operating Profit	31.9	(23.2)	8.7
Amortization of intangibles and other purchase accounting adjustments	1.0	—	1.0

Adjusted Operating Profit	$32.9	$(23.2)	$9.7
Adjusted Operating Profit Margin	13.2%	N/A	9.1%
Depreciation and Stock-based compensation(2)	12.8	(5.2)	7.6

Adjusted EBITDA	$45.7	$(28.4)	$17.3

Adjusted EBITDA Margin	18.4%	N/A	16.2%
Corporate Unallocated
GAAP Operating Loss	$(33.4)	—	$(33.4)
Restructuring, impairment and other expenses	1.1	—	1.1
Acquisition/Merger and integration costs	9.1	—	9.1

Adjusted Operating Loss	$(23.2)	$—	$(23.2)
% of total sales	(3.5)%	N/A	(4.4)%
Depreciation and Stock-based compensation(2)	1.8	—	1.8

Adjusted EBITDA	$(21.4)	$—	$(21.4)

% of total Net Sales	(3.2)%	N/A	(4.1)%
Consolidated
Net Sales	$668.3	$(141.8)	$526.5
GAAP Operating Profit	33.6	(23.2)	10.4
Amortization of intangibles and other purchase accounting adjustments	15.4	—	15.4
Restructuring, impairment and other expenses	1.9	—	1.9
Acquisition/Merger and integration costs	9.1	—	9.1

Adjusted Operating Profit	$60.0	$(23.2)	$36.8
Adjusted Operating Profit Margin	9.0%	N/A	7.0%
Depreciation and Stock-based compensation(2)	27.4	(5.2)	22.2

Adjusted EBITDA	$87.4	$(28.4)	$59.0

Adjusted EBITDA Margin	13.1%	N/A	11.2%

(1)

On November 30, 2023, the company sold the Engineered Papers (EP) business. The sale of the EP business was accounted for as discontinued operations which requires retrospective presentation of continuing operations for all periods presented. The adjustments remove the results of the discontinued EP business from each line within the tables contained in this filing.

(2)	Depreciation and stock-based compensation excludes stock-based compensation included in acquisition/merger and integration costs.

Reconciliation of Continuing Operations for Comparability

Purposes (in millions) (Unaudited)

	September 30, 2023
	Mativ
	(Consolidated)	(Adjust for sale of Engineered Papers (EP) business) (¹)	(Continuing Operations, as Reported)
Advanced Technical Materials (ATM)
Net Sales	$393.8	$—	$393.8
GAAP Operating Profit	(378.8)	—	(378.8)
Amortization of intangibles and other purchase accounting adjustments	14.5	—	14.5
Restructuring, impairment and other expenses	409.7	—	409.7

Adjusted Operating Profit	$45.4	$—	$45.4
Adjusted Operating Profit Margin	11.5%	N/A	11.5%
Depreciation and Stock-based compensation(2)	13.3	—	13.3

Adjusted EBITDA	$58.7	$—	$58.7

Adjusted EBITDA Margin	14.9%	N/A	14.9%
Fiber-Based Solutions (FBS)
Net Sales	$231.6	$(127.2)	$104.4
GAAP Operating Profit	20.4	(24.8)	(4.4)
Amortization of intangibles and other purchase accounting adjustments	1.1		1.1
Restructuring, impairment and other expenses	10.8	(0.5)	10.3
Divestiture costs	0.1	—	0.1

Adjusted Operating Profit	$32.4	$(25.3)	$7.1
Adjusted Operating Profit Margin	14.0%	N/A	6.8%
Depreciation and Stock-based compensation(2)	9.9	(2.2)	7.7

Adjusted EBITDA	$42.3	$(27.5)	$14.8

Adjusted EBITDA Margin	18.3%	N/A	14.2%
Corporate Unallocated
GAAP Operating Loss	$(36.7)	—	$(36.7)
Acquisition/Merger and integration costs	9.2	—	9.2
Divestiture costs	5.2	—	5.2
Financing fees(3)	2.6	(0.2)	2.4

Adjusted Operating Loss	$(19.7)	$(0.2)	$(19.9)
% of total sales	(3.1)%	N/A	(4.0)%
Depreciation and Stock-based compensation(2)	1.8		1.8

Adjusted EBITDA	$(17.9)	$(0.2)	$(18.1)

% of total Net Sales	(2.9)%	N/A	(3.6)%
Consolidated
Net Sales	$625.4	$(127.2)	$498.2
GAAP Operating Profit	(395.1)	(24.8)	(419.9)
Amortization of intangibles and other purchase accounting adjustments	15.6	—	15.6
Restructuring, impairment and other expenses	420.5	(0.5)	420.0
Acquisition/Merger and integration costs	9.2	—	9.2
Divestiture costs	5.3	—	5.3
Financing fees(3)	2.6	(0.2)	2.4
Adjusted Operating Profit	$58.1	$(25.5)	$32.6
Adjusted Operating Profit Margin	9.3%	N/A	6.5%
Depreciation and Stock-based compensation(2)	25.0	(2.2)	22.8

Adjusted EBITDA	$83.1	$(27.7)	$55.4

Adjusted EBITDA Margin	13.3%	N/A	11.1%

(1)

On November 30, 2023, the company sold the Engineered Papers (EP) business. The sale of the EP business was accounted for as discontinued operations which requires retrospective presentation of continuing operations for all periods presented. The adjustments remove the results of the discontinued EP business from each line within the tables contained in this filing.

(2)	Depreciation and stock-based compensation excludes stock-based compensation included in acquisition/merger and integration costs.
(3)	Financing fees incurred for the Receivables Sales Agreement for the three months ended September 30, 2023.